AMERICAN SUPERCONDUCTOR CORPORATION
First Amendment to Amended and Restated Executive Severance Agreement
This First Amendment to Amended and Restated Executive Severance Agreement (“Amendment”) by and between American Superconductor Corporation, a Delaware corporation (the “Company”), and James F. Maguire (the “Executive”) is made as of April 6, 2018.
WHEREAS, the Company and the Executive are parties to an Amended and Restated Executive Severance Agreement, dated as of September 20, 2013 (the “Agreement”);
WHEREAS, the parties desire to amend the Agreement to effectuate an adjustment to the Executive’s severance payment period; and
WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:
1.The definition of “Severance Period” set forth in Section 1.6 of the Agreement is hereby amended by deleting said section and by substituting therefor:

“‘Severance Period’ shall mean (a) the period of eighteen (18) months immediately following the Date of Termination (as defined in Section 3.2(a) below) up until March 31, 2020, and (b) the period of twelve (12) months immediately following the Date of Termination (as defined in Section 3.2(a) below) from and after April 1, 2020.”

2.All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.

3.The validity, interpretation, construction and performance of this Amendment shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

4.This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Executive Severance Agreement as of this 6th day of April, 2018.
AMERICAN SUPERCONDUCTOR CORPORATION

Signature: /s/ Daniel P. McGahn
Print name:    Daniel P. McGahn
Title:         President and Chief Executive Officer

EXECUTIVE

Signature:      /s/ James F. Maguire
Print name:    James F. Maguire

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